Exhibit 10.1

AMD_00262742.0

Certain confidential portions of this Exhibit have been omitted pursuant to Item 601(b) of Regulation S-K because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

AMENDMENT

THIS AMENDMENT (this “Amendment”) dated as of the 30th day of October, 2019 is made to the Agreements (as defined below) by and between MSCI (as defined below) and Licensee (as defined below).  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreements, as applicable.

WHEREAS, MSCI Inc. and BlackRock Fund Advisors are parties to the Index License Agreement for Funds (internal MSCI reference IXF_00040) dated as of March 18, 2000 (the “US ETF Agreement”);

WHEREAS, MSCI Inc. and BlackRock Institutional Trust Company, N.A. (formerly known as Barclays Global Investors, N.A.) are parties to the Index License Agreement for Funds (internal MSCI reference IXF_00004) dated as of May 18, 2001 (the “Non‑US ETF Agreement”);

WHEREAS, MSCI Inc. or its affiliate MSCI Limited (as applicable, “MSCI”) and BlackRock Fund Advisors or BlackRock Institutional Trust Company, N.A. (as applicable, “Licensee”) entered into various amendments and schedules to the US ETF Agreement and the Non‑US ETF Agreement (the “Fund Licenses”); and

WHEREAS, the parties hereto now wish to amend the US ETF Agreement, the Non‑US ETF Agreement and all of the Fund Licenses (collectively, the “Agreements”).

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties hereto agree to amend the Agreements as follows:

1.

The term of each of the US ETF Agreement and the Non‑US ETF Agreement is hereby extended for the ten (10) year period beginning on March 18, 2020 and ending on March 17, 2030.  Thereafter, the US ETF Agreement and the Non‑US ETF Agreement shall each renew for successive three (3) year periods, unless either party provides written notice to the other of its intent not to renew the applicable agreement [**********************] prior to the end of the then‑current term of such agreement.

2.

“Expense Ratio” means the ratio (expressed as a percentage) obtained when dividing (i) [***************************************************************************] by (ii) [********** **************************].

3.

Effective as of the [*****************************] set forth below, for Funds with [*********** **********************] during any [****************], the license fees payable to MSCI shall be subject to the following [***********************]:

[******************]	[************************]
[***************]	[*************************************************]
[***************]	[*************************************************]
[***************]	[*************************************************]
[****************]	[*************************************************]
[****************]	[*************************************************]

AMD_00262742.0

[*****] shall be determined in accordance with the applicable Fund License.

4.	The [*******] shall be implemented and take effect on [************************************* ******]:

Funds	[*****************]
[*************************]	[*************]
[***************************************]	[**********]
[**********************************]	[************]
[*************************************]	[************]

5.	The [*****] shall apply to any Fund [************************************], regardless of whether any prior agreement between MSCI and Licensee identifies [************************** *********].
6.

Where license fees for a Fund were determined prior to this Amendment [******************************], following this Amendment the licensee fees for any such Fund [*****************************************************] shall be calculated [*****************].  For example:

[*********************** *******************]	[*********************************************]
[************]	[************************************************* *******************************************]

7.

If a Fund’s [***********] changes during any calendar [********], then the [***********] for such calendar [******] shall be calculated [**********************] when each [****** ******] was effective.  For example, if the [************] of a Fund [********** **********].

8.	For any license fee calculation using [***************] and that requires [************]. For example, [*****************************************].

Notwithstanding Section 7 above, solely for purposes of calculating any such [**************** ************], any change during a calendar [*******] to a Fund’s [************] shall become effective at the start of the next calendar [*******].

9.

For the avoidance of doubt, the [******] do not apply to funds based on any Bloomberg Barclays MSCI ESG Fixed Income Indexes, which are licensed by MSCI ESG Research LLC and MSCI ESG Research (UK) Limited.

10.

In order to reduce the complexity and number of amendments, schedules, addenda, side letters and other exhibits and documents related to the Agreements, the parties agree to endeavor in good faith to diligently prepare and execute a simplified, consolidated restatement of the US ETF Agreement and Non‑US ETF Agreement, as hereby amended, no later than March 1, 2020.

AMD_00262742.0

11.

This Amendment amends and operates in conjunction with the Agreements.  This Amendment and the Agreements constitute the complete and exclusive statement of the agreement between the parties with respect to the subject matter hereof and supersede in full all prior proposals and understandings, oral or written, relating to such subject matter.  To the extent that the terms of this Amendment conflict with the terms of any of the Agreements, the terms of this Amendment shall control.

12.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date of this Amendment.

MSCI Inc.		BlackRock Fund Advisors

By	/s/ Kevin Czerney	By	/s/ Ruth Weiss

Name	Kevin Czerney	Name	Ruth Weiss

Title	Executive Director	Title	Managing Director

MSCI Limited		BlackRock Institutional Trust Company, N.A.

By	/s/ Philippe Ballet	By	/s/ Ruth Weiss

Name	Philippe Ballet	Name	Ruth Weiss

Title	Managing Director	Title	Managing Director

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